BANNER
CORPORATION

Building Value at Banner

Annual Meeting
April 24, 2012

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released April 23, 2012 and a recently filed Form 10-K for the year ended December 31, 2011. Forward-looking statements are effective only as of the date they are made and Banner assumes no obligation to update information concerning its expectations.

Today's Discussion of Banner

- Banner has a scalable franchise with a long history in stable markets.
- Banner is well positioned in robust markets to generate organic growth.
- Banner has improved performance by executing on its strategic priorities, continuing to drive shareholder value.
- Banner's "Super Community Bank" model provides a differentiated value proposition.

A Good Place to Be ... Since 1890


Seattle
Spokane
Columbia Basin
Portland
Boise

Assets	$4.2B
Deposits	3.4B
Loans	3.2B
Offices	89
Employees	1,050

A Place to Grow


Puget Sound
Eastern Washington
Columbia Basin
Portland
Boise

Market	Branches	Loans	Deposits	Share
Columbia Basin	26	$ 0.9 B	$ 1.3 B	17%
E. Washington	19	$ 0.5 B	$ 0.6 B	9%
Puget Sound	29	$ 1.1 B	$ 1.1 B	2%
Portland	9	$ 0.5 B	$ 0.3 B	1%
Boise	6	$ 0.2 B	$ 0.1 B	2%

27 new branches since 2005

Strategy and Opportunity

Strengthen Foundation

1. Improve capitalization and liquidity to weather storm and grow organically
2. Aggressively identify problem assets and improve resolution
3. Lower funding costs and grow core earnings base
4. Prepare for impact from failed institutions
5. Invest in core franchise
   a) Clients
   b) People/ teams
   c) Assets

Transitioning to ...

Optimize Franchise

1. Exploit market environment opportunities
   a) Improved risk-based pricing and profitability
   b) Market share gains through client acquisition
   c) Improved operating leverage
2. Invest in expanded capabilities
   a) Sales channels
   b) Branches
   c) Selective M&A

Maximizing Shareholder Value

Strategic Priority	Performance Initiative
Achieve a moderate risk profile	• Establish executive risk management committee • Reduce nonperforming loans and OREO • Reduce construction and land development concentration • Limit concentration risks
Build sustainable revenue growth and profitability	• Maximize relationship profitability • Execute robust prospecting and sales process for commercial, consumer and support bankers • Maximize product penetration and cross sell ratios
Remain core funded	• Maintain loan-to-deposit ratio of 90–95% • Focus on relationship banking model • Improve funding mix with lower cost core deposits
Improve operating leverage	• Reorganize along commercial and consumer revenue lines delivered through a "Super Community Banking" model • Accelerate client acquisition in under-penetrated branches • Integrate mortgage operation into consumer delivery channel • Re-engineer collection and asset disposition process

Achieving a Moderate Risk Profile

Improve capital and loss reserve ratios		
Ratio	**03/31/2012**	**12/31/2009**
Total capital to risk-weighted assets	18.98%	12.73%
Tier 1 capital to risk-weighted assets	17.72%	11.47%
Tier 1 leverage capital to average assets	14.00%	9.62%
Tangible common equity to tangible assets	10.15%	5.87%
Allowance for loan losses to total loans	2.52%	2.51%
Allowance for loan losses to total nonperforming loans	126%	45%

April 2012: Released from enhanced regulatory oversight

Achieving a Moderate Risk Profile

Improve Earning Asset Mix



03/31/2012
Coml & Ag 20%
Securities 18%
Consumer 7%
Res Mortgage 16%
6%
Res Const/Dev
CRE Investor 21%
CRE Owner 12%
12/31/2009
Coml & Ag 19%
Securities 14%
Consumer 7%
Res Mortgage 16%
12%
Res Const/Dev
CRE Investor 21%
CRE Owner 11%

Achieving a Moderate Risk Profile



Billions
5
4
3
2
1
0
Residential Const & Land Dev
All Other Loans
12-05
12-06
12-07
12-08
12-09
12-10
12-11

Reduce residential construction and land development concentration		
Date	**Balance**	**Percent**
03/31/2012	$ 238 M	7%
12/31/2009	$ 523 M	14%
Peak	$ 1,075 M	32%

Achieving a Moderate Risk Profile


Millions
350
300
250
200
150
100
50
0
OREO
NPL's
ALLL
12-07
12-08
12-09
12-10
12-11

Reduce nonperforming loans and OREO		
Date	**Balance**	**Percent**
Nonperforming Loans		
03/31/2012	$ 65 M	2.0%
12/31/2009	$ 214 M	5.5%
Peak	$ 243 M	6.2%
Other Real Estate Owned		
03/31/2012	$ 28 M	0.9%
12/31/2009	$ 78 M	2.0%
Peak	$ 107 M	3.0%

Building Sustainable Profitability



Millions
60
50
40
30
20
10
0
Net Interest Income
Other Income
12-07
12-08
12-09
12-10
12-11

Grow core revenue		
Date	**Amount**	**YOY Δ**
Quarter Ending		
03/31/2012	$ 50 M	7.2%
12/31/2009	$ 45 M	5.8%
Twelve Months Ending		
03/31/2012	$ 200 M	4.3%
12/31/2009	$ 177 M	-0.6%

Building Sustainable Profitability



8%
7%
6%
5%
4%
3%
2%
1%
0%
Asset Yields
Funding Costs
NIM
12-07
12-08
12-09
12-10
12-11

Improve net interest margin		
Date	**Amount**	**Percent**
Quarter Ending		
03/31/2012	$ 41 M	4.11%
12/31/2009	$ 38 M	3.49%
Twelve Months Ending		
03/31/2012	$ 166 M	4.09%
12/31/2009	$ 145 M	3.33%

Building Sustainable Profitability



Thousands
175
150
125
100
75
50
25
0
Non-Int Bearing
Interest Bearing
12-07
12-08
12-09
12-10
12-11

Grow transaction deposit accounts		
Date	**Number**	**YOY Δ**
Non-Interest Bearing Accounts		
03/31/2012	98,877	26.1%
12/31/2009	71,178	8.0%
Interest Bearing Accounts		
03/31/2012	62,030	11.2%
12/31/2009	50,955	1.1%

Excludes CD's

Remaining Core Funded



115%
110%
105%
100%
95%
90%
85%
80%
L/D Ratio
Loans
Deposits
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
Billions
12-07
12-08
12-09
12-10
12-11

Maintain loan-to-deposit ratio of 90–95%	
Date	**Percent**
03/31/2012	94%
12/31/2009	98%
Peak	108%

Improving Operating Leverage

- ***Focused value proposition:*** Reorganize around "Super Community Bank" model to further develop commercial bank attributes
  - Broad and appropriate product offerings to serve middle market, small business and consumer client base
  - Decision making as close to client as possible
  - Responsiveness through relationship banking
  - Alignment of delivery channels to maximize tactical execution of strategic plan
  - Community investment

Improving Operating Leverage


Billions
5
4
3
2
1
0
Noncore Deposits
Core Deposits
12-05
12-06
12-07
12-08
12-09
12-10
12-11

Improve funding mix with lower cost core deposits		
Date	**Balance**	**Percent**
03/31/2012	$ 2,229 M	65%
12/31/2009	$ 1,924 M	50%

Improving Operating Leverage



Additions
Dispositions
W/D and Loss
OREO
Millions
60
50
40
30
20
10
0
-10
-20
-30
-40
150
125
100
75
50
25
0
Millions
12-07
12-08
12-09
12-10
12-11

Reduce OREO and collection costs	
Cycle-to-Date	**Amount**
Begin	$ 2 M
Additions	287 M
Dispositions	223 M
Write-downs	34 M
Loss on Sale	4 M
End	$ 28 M

Worth Repeating …

- Banner has a scalable franchise with a long history in stable markets.
- Banner is well positioned in robust markets to generate organic growth.
- Banner has improved performance by executing on its strategic priorities, continuing to drive shareholder value.
- Banner's "Super Community Bank" model provides a differentiated value proposition.